                                                                    EXHIBIT 99.1


                              LETTER OF TRANSMITTAL

                      SAFETY COMPONENTS INTERNATIONAL, INC.

                        OFFER FOR ANY AND ALL OUTSTANDING

               10 1/8% SENIOR SUBORDINATED NOTES DUE 2007, SERIES A

                                 IN EXCHANGE FOR

               10 1/8% SENIOR SUBORDINATED NOTES DUE 2007, SERIES B

              PURSUANT TO THE PROSPECTUS, DATED ___________, 1997.



 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _________, 1997, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO
             5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.



     BY OVERNIGHT DELIVERY:                        BY MAIL:                              BY HAND:
IBJ Schroder Bank & Trust Company     IBJ Schroder Bank & Trust Company     IBJ Schroder Bank & Trust Company
       One State Street                          P.O. Box 84                         One State Street
      New York, NY 10004                   Bowling Green Station                    New York, NY 10004
Attn: Securities Processing Window        New York, NY 10274-0084           Attn: Securities Processing Window
     Subcellar One (SC-1)              Attn: Reorganization Operations              Subcellar One (SC-1)
                                                  Department

                         FACSIMILE TRANSMISSION NUMBER:
                                 (212) 858-2611

                              CONFIRM BY TELEPHONE:
                                 (212) 858-2103
                                  -------------

                              FOR INFORMATION CALL:
                                 (212) 858-2103
                                  -------------



         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges that it has received and reviewed the Prospectus, dated ___________, 1997 (the "Prospectus"), of Safety Components International, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer to exchange any and all outstanding 10 1/8% Senior

Subordinated Notes Due 2007, Series A (the "Old Notes") of the Company for a like aggregate principal amount of 10 1/8% Senior Subordinated Notes Due 2007, Series B (the "Exchange Notes"; and, together with the Old Notes, the "Notes") of the Company from the holders ("Holders") thereof (the "Exchange Offer").

         For each Old Note accepted for exchange, the Holder of such Old Note will receive an Exchange Note having a principal amount equal to that of the surrendered Old Note. The terms of the Exchange Notes are identical in all material respects to the Old Notes, except that (i) the Exchange Notes will bear a Series B designation and a different CUSIP Number from the Old Notes, (ii) the issuance of the Exchange Notes will have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, the Exchange Notes will not bear legends restricting the transfer thereof and (iii) Holders of the Exchange Notes will not be entitled to certain registration rights relating to the Old Notes. The Exchange Notes, and the Old Notes remaining after the Exchange Offer, mature on July 15, 2007. Interest on the Exchange Notes will accrue from the date of original issuance of the Old Notes, payable semi-annually in arrears on each of January 15 and July 15 of each year, commencing January 15, 1998 at the rate of 10 1/8% per annum. Holders whose Old Notes are accepted for exchange will be deemed to have waived the right to receive any interest accrued on the Old Notes. The Exchange Notes will be redeemable, in whole or in part, at the option of the Company, on or after July 15, 2002 at the redemption prices set forth therein, plus accrued interest to the date of redemption. See "Description of Exchange Notes" section of the Prospectus.

         The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the Holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

         The Exchange Offer is not conditioned upon any minimum aggregate principal amount of Old Notes being tendered or accepted for exchange. However, the Exchange Offer is subject to certain conditions. Please see the Prospectus under the section entitled "The Exchange Offer--Conditions."

         The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, Holders of Old Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

         This Letter is to be completed by a Holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by IBJ Schroder Bank & Trust Company (the "Exchange Agent") at the Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         List below the Old Notes to which his Letter relates. If the space provided below is inadequate, the Certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.


                  DESCRIPTION OF OLD NOTES                            1                   2                  3
-------------------------------------------------------------------------------------------------------------------
                                                                                      Aggregate
                                                                                  Principal Amount       Principal
                                                                 Certificate             of                Amount
      Names(s) and Address(es) of Registered Holders(s)           Number(s)*        Old Notes(s)         Tendered**
-------------------------------------------------------------------------------------------------------------------

                                                                 --------------------------------------------------

                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
                                                                 Total
-------------------------------------------------------------------------------------------------------------------

      * Need not be completed if Old Notes are being tendered by book-entry transfer.

      ** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPETE THE FOLLOWING:

      Name of Tendering Institution_____________________________________________

      Account Number________________   Transaction Code Number__________________

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Holder(s)___________________________________________

      Window Ticket Number (if any)_____________________________________________

      Date of Execution of Notice of Guaranteed Delivery________________________

      Name of Institution which guaranteed delivery_____________________________

      If Delivered by Book-Entry Transfer, Complete the Following:

      Account Number_________________  Transaction Code Number__________________

[ ] CHECK HERE IF YOU ARE BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
      THERETO:

      Name:_____________________________________________________________________

      Address:__________________________________________________________________

              __________________________________________________________________

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Notes with the full power of substitution to (i) deliver certificates for such Old Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (ii) present such Old Notes for transfer on the books of the Company and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable from and after the Expiration Date and coupled with an interest.


The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes to be received by the undersigned will be acquired in the ordinary course of business of the undersigned, that at the time of the commencement of the Exchange Offer, the undersigned has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the Securities Act and that the undersigned is not an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company.


The undersigned agrees that acceptance of any tendered Old Notes by the Company and the issuance of Exchange Notes in exchange therefor will constitute performance in full by the Company of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that the Company will have no further obligations or liabilities thereunder (except in limited circumstances).

The undersigned also acknowledges as follows: This Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "Commission") set forth in certain "no-action" letters issued to third parties and unrelated to the Company and the Exchange Offer, and based on such interpretations, the Company believes that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement or understanding with any person to participate in the distribution of such Exchange Notes in violation of the provisions of the Securities Act. Any Holder who tenders in the Exchange Offer with the intention to participate, or for the purpose of participating, in a distribution of the Exchange Notes could not rely on the position of the staff of the Commission enunciated in "no-action" letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. Failure to comply with such requirements in such instance may result in such Holder incurring liability under the Securities Act for which the Holder is not indemnified by the Company. However, the undersigned acknowledges that the Company has not sought its own no-action letter and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in such other circumstances.


If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making or other trading activities, that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The above-referenced prospectus may be the prospectus relating to the Exchange Offer only if it contains a plan of distribution with respect to such resale transactions (but need not name the undersigned or disclose the amount of Exchange Notes held by the undersigned).

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal Rights" section of the Prospectus.

For purposes of this Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral and written notice thereof to the Exchange Agent.

The undersigned understands that tenders of the Old Notes pursuant to any one of the procedures described under "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions set forth herein and in the Prospectus.

The undersigned recognizes that under certain circumstances set forth in the Prospectus under "The Exchange Offer--Conditions" the Company will not be required to accept for exchange any of the Old Notes tendered. Old Notes not accepted for exchange or withdrawn will be returned (or, in the case of Old Notes tendered by book-entry transfer through the Book-Entry Transfer Facility, will promptly be credited to an account maintained at the Book-Entry Transfer Facility), without expense, to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below as promptly as practicable after the Expiration Date.

Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."


THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

PLEASE SIGN HERE

                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                   (Complete Accompanying Substitute Form W-9)

Dated:__________________________________    ______________________________, 1997

x_______________________________________    ______________________________, 1997

x_______________________________________    ______________________________, 1997
          Signature(s) by Owner                           Date


Area Code and Telephone Number____________________________________________

      If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):________________________________________________________________________

________________________________________________________________________________
                             (Please Type or Print)

Capacity:_______________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                              (Including Zip Code)


                               SIGNATURE GUARANTEE
                         (if required by Instruction 3)

Signature(s) Guaranteed by
an Eligible Institution:________________________________________________________
                                        (Authorized Signature)

________________________________________________________________________________
                                     (Title)

________________________________________________________________________________
                                 (Name and Firm)

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (See Instructions 3 and 4)

      To be completed ONLY if certificates for Old Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other indicated above.

Issue: Exchange Notes and/or Old Notes to:


Name(s)_________________________________________________________________________
                             (Please Type or Print)

________________________________________________________________________________
                             (Please Type or Print)

Address_________________________________________________________________________

________________________________________________________________________________
                                   (Zip Code)

                         (Complete Substitute Form W-9)

                    Credit unexchanged Old Notes delivered by
                      book-entry transfer to the Book-Entry
                   Transfer Facility account set forth below.

                        __________________________________

                          (Book-Entry Transfer Facility
                         Account Number, if applicable)


                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 3 and 4)

      To be completed ONLY if certificates for Old Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Old Notes" on this Letter above.


Issue: Exchange Notes and/or Old Notes to:


Name(s)_________________________________________________________________________
                             (Please Type or Print)

________________________________________________________________________________
                             (Please Type or Print)

Address_________________________________________________________________________

________________________________________________________________________________
                                   (Zip Code)


IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                  INSTRUCTIONS

 Forming Part of the Terms and Conditions of the Exchange Offer for any and all
                                  outstanding
                    10 1/8% Senior Subordinated Notes Due 2007
                                 in Exchange for
               10 1/8% Senior Subordinated Notes Due 2007, Series B
                    of Safety Components International, Inc.


1.       DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

         This Letter is to be completed by noteholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be reviewed by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

         Noteholders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures (i) such entry must be made through an Eligible Institution, (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, setting forth the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation as the case may be, and all other document required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

         The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5 p.m., New York City time, on the Expiration Date.

         See "The Exchange Offer" section of the Prospectus.

2.       TENDER BY HOLDER; PARTIAL TENDERS.

         Only a Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered Holder promptly and instruct such registered Holder to tender on behalf of such beneficial owners. If such beneficial owner wishes to tender on such owner's own behalf, such owner must, prior to completing and executing this Letter and delivering such owner's Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such owner's name or obtain a properly completed bond power from the registered Holder. The transfer of registered ownership may take considerable time.

         Tenders of Old Notes will be accepted only in denominations of $1,000 or integral multiples thereof. If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes -- Principal

Amount tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering Holder (except in the case of book-entry tenders), unless otherwise provided in the appropriate box on this Letter promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES OF THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

         If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

         If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

         When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

         ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (AN "ELIGIBLE INSTITUTION").

         SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (i) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES TENDERED) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR (ii) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.       SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         Tendering holders of Old Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Noteholders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.       TAX IDENTIFICATION NUMBER.

         Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of Exchange Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

         Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

         To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note:
Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6.       TRANSFER TAXES.

         The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER.

7.       WAIVER OF CONDITIONS.

         The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.       NO CONDITIONAL TENDERS.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

         Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9.       MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

         Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

------------------------------------------------------------------------------------------------------------------------
                                    PART 1-PLEASE PROVIDE YOUR TIN IN               -----------------------------------
                                    THE BOX AT RIGHT AND CERTIFY BY                     Social Security Number
SUBSTITUTE                          SIGNING AND DATING BELOW
FORM W-9                                                                       or
                                                                                    -----------------------------------
Department of the Treasury                                                          Employer Identification Number
                                                                               or
                                                                                    -----------------------------------
                                                                                    Individual Taxpayer  Identification
                                                                                    Number
                                   ------------------------------------------------------------------------------------

Payer's Request for Taxpayer       PART 2-Check the box if you are NOT subject to backup withholding under
Identification Number (TIN)        the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code
                                   because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the IRS has notified you that you are no longer subject to backup withholding. / /

                                   ------------------------------------------------------------------------------------
                                   CERTIFICATION-UNDER THE PENALTIES OF PERJURY, I
                                   CERTIFY THAT THE INFORMATION PROVIDED ON THIS                   PART 3
                                   FORM IS TRUE, CORRECT AND COMPLETE.

                                                                                                   Awaiting TIN -- / /
                                    SIGNATURE                                  DATE       , 1997
                                              --------------------------------     ------
------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACK-UP WITHHOLDING OF 31% OF ALL REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


                   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
                       IF YOU CHECKED THE BOX IN PART 3 OF
                              SUBSTITUTE FORM W-9.



--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor, 31% of all payments made to me pursuant to the Exchange Offer shall be retained until I provide a taxpayer identification number to the payor and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as a backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a number.

                                       DATE:                              , 1997
--------------------------------------      ------------------------------
           Signature
--------------------------------------------------------------------------------